UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-22047

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Dynamic Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., President Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2011

DATE OF REPORTING PERIOD: November 1, 2010 through October 31, 2011

Item 1. Report to Shareholders

CALAMOS®

Global Dynamic Income Fund (CHW)

ANNUAL REPORT OCTOBER 31, 2011

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Experience and Foresight

About Calamos Investments

For more than 30 years, we have helped investors like you manage and build wealth to meet their long-term individual objectives by working to capitalize on the opportunities of the evolving global marketplace. We launched our first open-end mutual fund in 1985 and our first closed-end fund in 2002. Today, we manage five closed-end funds. Two are total-return oriented offerings, which seek current income, with increased emphasis on capital gains potential. Three are enhanced fixed-income offerings, which pursue high current income from income and capital gains. Calamos Global Dynamic Income Fund (CHW) falls into this category. Please see page 5 for a more detailed overview of our closed-end offerings.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline, and by our conscientious research.

We believe that an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered strategies that seek to participate in equity market upside and mitigate some of the potential risks of equity market volatility. Our investment process seeks to manage risk at multiple levels and draws upon our experience investing through multiple market cycles.

We have a global perspective. We believe that globalization offers tremendous opportunities for countries and companies all over the world. In our view, this creates significant opportunities for investors. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.

CEO/Co-CIO

Dear Fellow Shareholder:

Welcome to your annual report for the year ended October 31, 2011. This report includes commentary from our investment team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and allocation of your fund. I invite you to read it carefully.

Calamos Global Dynamic Income Fund (CHW) is an enhanced fixed-income fund. We utilize dynamic asset allocation to pursue high current income, while also maintaining a focus on capital gains.

We believe that the Fund’s dynamic, global approach has enhanced our ability to deliver steady distributions and capital appreciation over the reporting period.

During the reporting period, CHW provided steady monthly distributions. We believe the Fund’s distribution rate, which was 7.77% on a market price basis as of October 31, 2011, was very competitive, given the low interest rates in many segments of the bond market. Additionally, on a net asset value (NAV) basis, the Fund outperformed both the global equity market as measured by the MSCI World Index and the global bond market as measured by the BofA Merrill Lynch Global Broad Market Index. We believe the Fund’s distributions and performance illustrate the benefits of a global, multi-asset class approach and flexible allocation strategy. We discuss the Fund’s performance and strategy in greater detail in the Q&A section beginning on page 6.

Steady and competitive distributions

We understand that many closed-end fund investors seek steady, predictable distributions instead of distributions that fluctuate. Therefore, this Fund has a level rate distribution policy. As part of this policy, we aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Directors consider the interest rate, market and economic environment. We also factor in our assessment of individual securities and asset classes. (For additional information on our level rate distribution policy, please see “The Calamos Closed-End Funds: An Overview” on page 5 and “Level Rate Distribution Policy” on page 38.)

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	1

Letter to Shareholders

Market environment

Overall, the reporting period was characterized by significant market volatility. Concerns about slowing global growth and developed market government debt proved especially troubling to investors. In the wake of discouraging debt ceiling negotiations, the U.S. saw its government debt downgraded by Standard and Poor’s, while unemployment and housing weakness remained persistent. The eurozone faced far more acute pressures, as its members sought to find a solution to Greece’s troubled balance sheet and anxieties grew about the European banking system as a whole. As the period progressed, investors became increasingly concerned about the potential for a double-dip recession in the U.S. This fueled a dramatic “flight to quality” in the third quarter, as investors sought perceived safe havens. After a significant two-year rally, equities and corporate securities corrected sharply during the third quarter of 2011.

Despite these challenges, the global bond market gained for the 12-month period. The BofA Merrill Lynch Global Broad Market Index returned 4.12%, while the Credit Suisse High Yield Index returned 5.62%. Many segments of the global equity market also advanced. The MSCI World Index, a measure of developed market equity performance returned 2.30%. The U.S. equity market performed notably, with the S&P 500 Index up 8.09%. Emerging market equities retreated, however, as measured by the MSCI Emerging Markets Index’s return of -7.44%. A substantial portion of this decline came during the final months of the reporting period, as emerging markets faced significant pressure as investors became less focused on fundamentals and fled to areas of the market that offered a greater perception of safety. Convertible securities inched into negative territory for the year, with a return of -0.26% for the BofA Merrill Lynch Global 300 Convertible Index.

We see opportunity

The global economy faces complex issues that will take time to resolve. We expect continued volatility as these challenges are addressed. However, now more than ever, we believe that the global economy offers many compelling opportunities for long-term investors who take a highly selective and active approach.

We have positioned the Fund to reflect our expectation for slower but positive growth in the global economy as a whole. Perhaps most importantly, having faced their own debt and banking struggles in the past, the emerging markets may remain a powerful engine for growth, one that we believe can create continued opportunities for companies and countries around the world. Meanwhile, although the U.S. may not be on a normal trajectory for economic recovery, we see encouraging signs that a healing process has begun. Corporate balance sheets remain strong overall, and we are encouraged by positive earnings announcements. Many companies have refinanced and restructured their debt and U.S. consumers have taken steps to deleverage. There has been some market clearing due to business closings as well as merger and acquisition activity.

2	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Letter to Shareholders

Our team has identified many companies that we believe are adapting to the global economic environment with innovation. In particular, we are favoring global growth companies with geographically diversified revenues, well-recognized global brands, robust distribution networks and experienced management teams. We believe that multinational companies with healthy balance sheets provide more attractive risk and reward characteristics because they are less dependent on a single country or region.

From an investment themes standpoint, we continue to favor companies that are positioned to benefit from corporate capital spending, global infrastructure build-out and the growing prosperity of emerging market consumers. This has led us to companies in the information technology, energy, industrials and consumer-oriented sectors. We also have identified companies in the energy and materials sectors that we believe are positioned to benefit from a weaker dollar and from continued government efforts to boost asset values. In contrast, we are cautious about companies that are tied solely to U.S. or European GDP, and those that may be more affected by government debt burdens and a complex regulatory environment, including companies in the financials, health care and utilities sectors.

In selecting high-yield corporate bonds and convertible securities for this Fund, we seek to balance yield and risk considerations. We therefore favor companies that we believe offer reliable debt servicing, respectable balance sheets and strong cash flows. As part of our active approach, we subject each investment to our rigorous fundamental credit research. Although issuance in both the high-yield bond and convertible security asset classes has declined, due to volatility concerns and low interest rates, respectively, we continue to find many securities that meet our criteria.

Moreover, despite the uncertainties in the macro environment, we believe equity valuations remain compelling by and large. We have found a number of opportunities to invest in the equities of dividend-oriented multinational companies at prices that we believe are very attractive when compared to historical valuation trends and other measures. In our view, these valuation opportunities are particularly pronounced for growth-oriented companies.

Our use of leverage

We have the flexibility to utilize leverage in this Fund. Over the long term, we believe that the judicious use of leverage provides us with opportunities to enhance total return and support the Fund’s distribution rate. Leverage strategies typically entail borrowing at short-term interest rates and investing the proceeds at higher rates of return. During the reporting period, we believed the prudent use of leverage would be advantageous given the economic environment, specifically the low borrowing costs we were able to secure. Overall, our use of leverage contributed favorably to the returns of the Fund, as the performance of the Fund’s holdings exceeded the costs of our borrowing activities.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	3

Letter to Shareholders

Consistent with our focus on risk management, we have employed techniques to hedge against a rise in interest rates. We have used interest rate swaps to manage the borrowing costs associated with our leverage activities. Interest rate swaps allow us to “lock down” an interest rate we believe to be attractive. Although rates are at historically low levels across much of the fixed-income market, history has taught us that rates can rise quickly, in some cases, in a matter of months. We believe that the Fund’s use of interest rate swaps is beneficial because it provides a degree of protection should a rise in rates occur.

We take an active, independent approach

We recognize that ups and downs in the markets can be discouraging for investors. Yet, market volatility is always a factor when investing. In fact, we firmly believe that market volatility can create opportunities for those who take an active, long-term and disciplined approach.

As we invest on behalf of Fund shareholders, we seek to be ahead of the curve and global in our perspective. We believe our dynamic allocation approach has been instrumental to the results we have achieved over full market cycles and will continue to be, particularly given the low rates currently available in many segments of the fixed-income marketplace.

If you would like any additional information about this Fund or our other closed-end offerings, please contact your financial advisor or our client services team at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). We also invite you to visit us at calamos.com.

We thank you for your continued trust.

Sincerely,

John P. Calamos, Sr.

CEO and Co-CIO

Calamos Advisors LLC

This report is for informational purposes only and should not be considered investment advice.

4	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

The Calamos Closed-End Funds: An Overview

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while managing downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into two broad categories: (1) enhanced fixed-income and (2) total return. Funds in both groups provide a monthly distribution stream and invest in a combination of asset classes.

OBJECTIVE: ENHANCED FIXED INCOME	OBJECTIVE: TOTAL RETURN
Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential
Calamos Convertible Opportunities and Income Fund (Ticker: CHI)	Calamos Global Total Return Fund (Ticker: CGO)
Invests in high-yield and convertible securities, primarily in U.S. markets	Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non- U.S. markets
Calamos Convertible and High Income Fund (Ticker: CHY)	Calamos Strategic Total Return Fund (Ticker: CSQ)
Invests in high-yield and convertible securities, primarily in U.S. markets	Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets.
Calamos Global Dynamic Income Fund (Ticker: CHW)
Invests in global fixed-income securities, alternative investments and equities

Our Level Rate Distribution Policy

Closed-end fund investors often look for a steady stream of income. Recognizing this, Calamos closed-end funds have a level rate distribution policy in which we aim to keep monthly income consistent through the disbursement of net investment income, net realized short-term capital gains and, if necessary, return of capital. We set distributions at levels that we believe are sustainable for the long term. Our team is focused on delivering an attractive monthly distribution, while maintaining a long-term focus on risk management. The level of the funds’ distributions can be greatly influenced by market conditions, including the interest rate environment. The funds’ distributions will depend on the individual performance of positions the funds hold, our view of the benefits of retaining leverage, fund tax considerations, and maintaining regulatory requirements.

For more information about any of these funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

For more information on our level rate distribution policy, please see page 38.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	5

Investment Team Discussion

TOTAL RETURN* AS OF 10/31/11
Common Shares – Inception 6/27/07
	1 Year	Since Inception**
On Market Price	0.72%	-5.03%

On NAV	5.64%	-0.42%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS
Information Technology	20.4%
Energy	16.4
Health Care	11.9
Industrials	10.8
Consumer Staples	9.0
Materials	8.1
Consumer Discretionary	7.6
Financials	7.3
Telecommunication Services	4.5
Utilities	1.4

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

GLOBAL DYNAMIC INCOME FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s strategy, performance and positioning for the one-year period ended October 31, 2011.

Q.  To provide a context for its performance, please discuss the Fund’s strategy and role within an asset allocation.

A.  Calamos Global Dynamic Income Fund (CHW) is a global enhanced fixed-income offering that seeks to provide an attractive monthly distribution, with a secondary objective of capital appreciation. We believe it offers a diversified way to participate in the long-term potential of global markets.

In this portfolio, we are drawing upon our team’s wide-ranging experience in an array of asset classes. We utilize a highly flexible approach, and can invest in equities, convertible securities and high-yield securities. We also can employ alternative strategies such as covered call writing and convertible arbitrage. Through covered call writing, we seek to generate income by selling (“writing”) options on market indexes. In the convertible arbitrage strategy, we invest in convertible securities and short sell the convertibles’ underlying equities to generate income and hedge against risk.

We believe that this broad mandate enhances our ability to capitalize on market volatility, manage potential downside risks and generate more income versus traditional fixed-income funds. The allocation to each asset class and strategy is dynamic, and reflects our view of the economic landscape as well as the potential of individual securities. By combining asset classes and strategies, we believe that we are well positioned to generate income and capital gains. The broader range of security types also provides us with increased opportunities to manage the risk and reward characteristics of the portfolio over full market cycles.

We invest in both U.S. and non-U.S. companies, with at least 40% of assets invested in non-U.S. companies. We emphasize companies with reliable debt servicing, respectable balance sheets, and sustainable prospects for growth. Regardless of a company’s country of domicile, we favor where possible companies with geographically diversified revenue streams and global business strategies.

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/11

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

6	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Investment Team Discussion

Q.  How did the Fund perform over the reporting period?

A.  The Fund gained 5.64% on a net asset value (NAV) basis for the one-year period ended October 31, 2011. On a market price basis, the Fund returned 0.72%. On a NAV basis, the Fund’s returns surpassed the broader global fixed-income and equity markets, with the BofA Merrill Lynch Global Broad Market Index gaining 4.12% and the MSCI World Index rising 2.30%.

Q.  How do NAV and market price return differ?

A.  Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the fund’s holdings. A fund’s NAV return measures the return of the individual securities of the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized as a long-term holding within asset allocations, we believe that NAV return is the better measure of a fund’s performance.

Q.  Please discuss the Fund’s distributions during the annual period.

A.  We employ a level rate distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. The Fund provided a steady distribution stream over the period. Monthly distributions were $0.0500 per share, and the Fund’s annual distribution rate was 7.77% of market price as of October 31, 2011.

We believe that the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of October 31, 2011, the dividend yield of MSCI World Index stocks averaged 2.9%. Yields also remained low within the U.S. government bond market, with 10-Year U.S. Treasurys and 30-Year U.S. Treasurys yielding 2.2% and 3.2%, respectively.

Q.  What factors influenced performance over the reporting period?

A.  As we discussed above, we have the flexibility to incorporate a number of strategies in this Fund. These include investing in convertible securities and high-yield bonds, U.S. equities, international equities, and convertible arbitrage. All of these strategies outperformed over the year with the exception of U.S. equities, which slightly trailed the S&P 500 Index.

Within the convertible securities and high-yield bonds, an underweight to the financials sector relative to the MSCI World Index proved advantageous, as did our security selection decisions, especially within diversified banks. We believe unfolding regulation and deleveraging may hinder revenue and profit growth in many banks. In contrast, an underweight position to and security selection within consumer staples detracted from performance.

Within U.S. equities, an underweight position to the financials sector relative to the S&P 500 Index contributed to the Fund’s relative performance. The Fund’s underweight reflects our long-standing concerns about the potential risks within the sector. In contrast, an underweight to and security selection within the consumer discretionary

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	7

Investment Team Discussion

ASSET ALLOCATION AS OF 10/31/11

Fund asset allocations are based on total investments and may vary over time.

sector hindered performance, especially positions in the movies and entertainment industry.

Within international equities, performance was strong relative to the MSCI EAFE as all sectors except for telecommunications added value. An overweight position to, and security selection within, the information technology sector added significant value, with selection within the semiconductor and application software industries being notably positive. We continue to favor this sector due to its higher growth potential, higher cash flows and lower debt levels, diversified revenue streams, as well as attractive valuations. We believe the Fund’s holdings are poised to benefit from considerable consumer demand for the latest gadgets and electronics, as well as the current innovation cycle which leads to tomorrow’s technologies.

Finally, our allocation to convertible arbitrage added significant value and was the best performing sleeve in the Fund.

Q.  How is the Fund positioned?

A.  In the current environment, we have emphasized common stocks, which make up nearly 60% of the Fund’s portfolio as of October 31, 2011. Corporate bonds represent nearly one-fifth of the Fund’s portfolio, while convertible securities represent slightly less than the portfolio’s allocation to corporate bonds.

Broadly speaking, we are favoring larger global businesses with diversified revenues and strong brands, particularly companies based in the U.S. and select developed markets in Europe. We sought holdings we believe are well positioned to capitalize on the growth trends we see around the world, including those related to emerging markets. In regard to the Fund’s convertible securities and corporate bonds, we also sought reliable debt servicing and the potential for credit upgrades. In keeping with our risk-conscious approach to income, we favored a mix of investment-grade credits and credits from the higher tiers of the high-yield universe. High-yield bonds are generally recognized as credits with ratings less than BBB.

From a sector perspective, we believe that we have found the most compelling opportunities within the information technology and energy sectors, where we have increased the Fund’s holdings. We slightly decreased the Fund’s positions in the industrials, materials and consumer discretionary sectors. We also increased the Fund’s allocation of high-yield bonds from approximately 17% to 19% during the reporting period while holding fairly consistent with the Fund’s allocation to common stock and slightly reducing convertible securities.

Q.  What is your outlook for the Fund?

A.  We continue to believe that this is an environment that requires active security selection and a risk-conscious, long-term perspective. We anticipate slower but positive growth in the U.S. and global economies. Challenges remain, including for investors who seek income. We expect continued volatility in the financial markets, and we believe that investors should also be prepared for the possibility of inflation and rising interest rates.

8	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Investment Team Discussion

Against this backdrop, we believe the Fund’s dynamic global multi-asset class approach and use of alternative strategies position it well. Because this Fund can invest in a global portfolio of corporate bonds, convertible securities, and equities, we see it as potentially less susceptible to events in any one economy or asset class. Additionally, we remain optimistic about many companies with global strategies and reach and believe that the markets may provide considerable opportunities for the Fund’s enhanced fixed-income approach.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	9

Schedule of Investments    October 31, 2011

PRINCIPAL AMOUNT			VALUE

CORPORATE BONDS (26.4%)
		Consumer Discretionary (5.0%)
556,000		Cooper Tire & Rubber Company 8.000%, 12/15/19	$578,240
2,180,000		Dana Holding Corp.µ 6.750%, 02/15/21	2,223,600
		DISH Network Corp.
2,000,000		7.125%, 02/01/16µ	2,135,000
500,000		7.875%, 09/01/19	551,250
1,000,000		Goodyear Tire & Rubber Company 8.250%, 08/15/20	1,075,000
		Jaguar Land Rover, PLC*
1,500,000		7.750%, 05/15/18	1,492,500
1,000,000		8.125%, 05/15/21	990,000
2,000,000		Jarden Corp. 8.000%, 05/01/16	2,187,500
3,000,000		Lear Corp.µ 8.125%, 03/15/20	3,300,000
2,000,000		Liberty Media Corp. 8.500%, 07/15/29	1,950,000
1,000,000		Live Nation Entertainment, Inc.* 8.125%, 05/15/18	965,000
2,000,000		MGM Resorts International 7.500%, 06/01/16	1,910,000
420,000		NetFlix, Inc. 8.500%, 11/15/17	437,850
915,000		Perry Ellis International, Inc. 7.875%, 04/01/19	933,300
2,210,000		Royal Caribbean Cruises, Ltd. 7.500%, 10/15/27	2,149,225
		Service Corp. International
1,000,000		8.000%, 11/15/21	1,106,250
1,000,000		7.000%, 05/15/19	1,055,000
1,000,000		Speedway Motorsports, Inc. 8.750%, 06/01/16	1,085,000
350,000		Wynn Las Vegas, LLC 7.750%, 08/15/20	386,750

			26,511,465

		Consumer Staples (0.7%)
333,000		Constellation Brands, Inc. 8.375%, 12/15/14	374,625
564,000		Darling International, Inc. 8.500%, 12/15/18	635,910
675,000		Elizabeth Arden, Inc. 7.375%, 03/15/21	686,813
2,000,000		Smithfield Foods, Inc.µ 7.750%, 07/01/17	2,170,000

			3,867,348

		Energy (7.0%)
5,500,000	NOK	Aker Solutions, ASA 8.700%, 06/26/14	1,068,612

PRINCIPAL AMOUNT		VALUE

1,134,000	Basic Energy Services, Inc.* 7.750%, 02/15/19	$1,139,670
2,000,000	Berry Petroleum Companyµ 8.250%, 11/01/16	2,085,000
2,000,000	Bristow Group, Inc. 7.500%, 09/15/17	2,090,000
2,500,000	Calfrac Holdings, LPµ* 7.500%, 12/01/20	2,412,500
2,500,000	Carrizo Oil & Gas, Inc. 8.625%, 10/15/18	2,550,000
2,000,000	Chesapeake Energy Corp. 9.500%, 02/15/15	2,300,000
2,000,000	Clayton Williams Energy, Inc.* 7.750%, 04/01/19	1,860,000
3,000,000	Complete Production Services, Inc.µ 8.000%, 12/15/16	3,135,000
2,850,000	Comstock Resources, Inc.µ 8.375%, 10/15/17	2,935,500
2,170,000	Concho Resources, Inc.µ 8.625%, 10/01/17	2,376,150
1,000,000	Frontier Oil Corp. 8.500%, 09/15/16	1,060,000
500,000	GulfMark Offshore, Inc. 7.750%, 07/15/14	493,750
2,000,000	Helix Energy Solutions Group, Inc.µ* 9.500%, 01/15/16	2,110,000
360,000	HollyFrontier Corp. 9.875%, 06/15/17	396,000
1,470,000	Hornbeck Offshore Services, Inc.µ 8.000%, 09/01/17	1,492,050
2,000,000	SEACOR Holdings, Inc. 7.375%, 10/01/19	2,145,042
2,000,000	SESI, LLCµ 6.875%, 06/01/14	2,010,000
	Swift Energy Company
1,700,000	8.875%, 01/15/20	1,802,000
515,000	7.125%, 06/01/17	525,300
1,000,000	Trinidad Drilling, Ltd.* 7.875%, 01/15/19	1,052,500
200,000	Unit Corp. 6.625%, 05/15/21	197,000

		37,236,074

	Financials (0.7%)
200,000	Janus Capital Group, Inc.µ 6.700%, 06/15/17	211,101
1,980,000	Leucadia National Corp.µ 8.125%, 09/15/15	2,148,300
1,050,000	OMEGA Healthcare Investors, Inc. 7.500%, 02/15/20	1,118,250

		3,477,651

	Health Care (2.9%)
500,000	Community Health Systems, Inc. 8.875%, 07/15/15	513,125
2,000,000	Endo Pharmaceuticals Holdings, Inc.µ* 7.000%, 07/15/19	2,170,000
1,000,000	Fresenius Med* 6.500%, 09/15/18	1,055,000

10	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2011

PRINCIPAL AMOUNT		VALUE

2,000,000	Giant Funding Corp.µ* 8.250%, 02/01/18	$2,115,000
	HealthSouth Corp.
500,000	7.750%, 09/15/22	502,500
500,000	7.250%, 10/01/18~	502,500
	Mylan, Inc.*
990,000	7.625%, 07/15/17µ	1,098,900
500,000	7.875%, 07/15/20	562,500
4,000,000	Teleflex, Inc.µ 6.875%, 06/01/19	4,160,000
	Valeant Pharmaceuticals International, Inc.*
1,300,000	7.000%, 10/01/20	1,293,500
800,000	7.250%, 07/15/22	792,000
250,000	6.750%, 10/01/17	251,250
569,000	Warner Chilcott Company, LLC 7.750%, 09/15/18	596,027

		15,612,302

	Industrials (3.8%)
1,825,000	Abengoa, SA* 8.875%, 11/01/17	1,852,375
	Belden, Inc.
1,000,000	9.250%, 06/15/19	1,075,000
500,000	7.000%, 03/15/17µ	505,000
781,000	Boart Longyear Management Pty., Ltd.µ* 7.000%, 04/01/21	775,142
900,000	Clean Harbors, Inc. 7.625%, 08/15/16	956,250
2,500,000	Deluxe Corp.~ 7.375%, 06/01/15	2,531,250
688,000	Dycom Investments, Inc. 7.125%, 01/15/21	677,680
1,500,000	FTI Consulting, Inc. 7.750%, 10/01/16	1,571,250
502,000	Interline Brands, Inc. 7.000%, 11/15/18	514,550
1,105,000	Kansas City Southern 13.000%, 12/15/13	1,263,844
2,000,000	Manitowoc Company, Inc.µ 7.125%, 11/01/13	2,010,000
230,000	Navistar International Corp. 8.250%, 11/01/21	251,275
1,290,000	Oshkosh Corp.µ 8.500%, 03/01/20	1,335,150
1,500,000	Terex Corp. 8.000%, 11/15/17	1,481,250
2,630,000	Triumph Group, Inc. 8.625%, 07/15/18	2,906,150
823,000	Tutor Perini Corp. 7.625%, 11/01/18	771,563

		20,477,729

PRINCIPAL AMOUNT		VALUE

	Information Technology (2.7%)
707,000	Amkor Technology, Inc. 6.625%, 06/01/21	$675,185
2,000,000	Audatex North America, Inc.* 6.750%, 06/15/18	2,040,000
2,000,000	EH Holding Corp.* 7.625%, 06/15/21	2,080,000
	Equinix, Inc.
2,500,000	7.000%, 07/15/21	2,668,750
400,000	8.125%, 03/01/18µ	438,000
210,000	Hynix Semiconductor, Inc.* 7.875%, 06/27/17	216,300
2,500,000	iGATE Corp.µ* 9.000%, 05/01/16	2,500,000
2,500,000	Jabil Circuit, Inc. 8.250%, 03/15/18	2,912,500
1,000,000	ViaSat, Inc. 8.875%, 09/15/16	1,035,000

		14,565,735

	Materials (1.6%)
967,000	Clearwater Paper Corp. 7.125%, 11/01/18	1,012,933
4,000,000	FMG Resources* 8.250%, 11/01/19	4,060,000
1,290,000	Sealed Air Corp.* 8.125%, 09/15/19	1,402,875
	Steel Dynamics, Inc.
1,675,000	7.750%, 04/15/16µ	1,771,312
325,000	7.625%, 03/15/20	346,125

		8,593,245

	Telecommunication Services (1.6%)
	Frontier Communications Corp.
1,900,000	9.000%, 08/15/31~	1,871,500
500,000	8.250%, 04/15/17	536,250
2,319,000	MetroPCS Wireless, Inc. 7.875%, 09/01/18	2,371,178
2,000,000	Qwest Communications International, Inc. 7.750%, 02/15/31	1,970,000
2,000,000	Windstream Corp. 7.500%, 04/01/23	2,040,000

		8,788,928

	Utilities (0.4%)
2,000,000	NRG Energy, Inc.* 7.875%, 05/15/21	2,030,000

	TOTAL CORPORATE BONDS (Cost $136,089,512)	141,160,477

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	11

Schedule of Investments    October 31, 2011

PRINCIPAL AMOUNT			VALUE

CONVERTIBLE BONDS (16.2%)
		Consumer Discretionary (0.7%)
1,000,000		Coinstar, Inc.µ 4.000%, 09/01/14	$1,377,500
6,000,000	HKD	Hengdeli Holdings, Ltd. 2.500%, 10/20/15	791,724
1,750,000		Liberty Media Corp. (Viacom, CBS Corp. - Class B)§ 3.250%, 03/15/31	1,410,938

			3,580,162

		Consumer Staples (0.3%)
1,500,000		Smithfield Foods, Inc. 4.000%, 06/30/13	1,792,500

		Energy (2.0%)
2,000,000		Chesapeake Energy Corp. 2.750%, 11/15/35	2,177,500
1,000,000		Newpark Resources, Inc. 4.000%, 10/01/17	1,128,750
1,300,000		Petrominerales, Ltd. 2.625%, 08/25/16	1,352,000
3,100,000		Subsea 7, SAµ 2.250%, 10/11/13	3,584,152
1,950,000	EUR	Technip, SA 0.500%, 01/01/16	2,514,487

			10,756,889

		Financials (1.6%)
1,300,000	GBP	Aberdeen Asset Management, PLC 3.500%, 12/17/14	2,413,081
4,000,000		Affiliated Managers Group, Inc.µ 3.950%, 08/15/38	4,355,000
2,000,000		PHH Corp. 4.000%, 09/01/14	2,002,500

			8,770,581

		Health Care (2.9%)
3,000,000		Cephalon, Inc. 2.500%, 05/01/14	3,746,250
2,000,000		Charles River Laboratories International, Inc.µ 2.250%, 06/15/13	1,980,000
2,000,000		LifePoint Hospitals, Inc.µ 3.500%, 05/15/14	2,070,000
6,500,000		Shire, PLCµ 2.750%, 05/09/14	7,496,325

			15,292,575

		Industrials (0.8%)
600,000		Altra Holdings, Inc.* 2.750%, 03/01/31	516,000
1,800,000	EUR	MTU Aero Engines Holdings, AGµ 2.750%, 02/01/12	2,616,066

PRINCIPAL AMOUNT			VALUE

1,000,000		Terex Corp. 4.000%, 06/01/15	$1,267,500

			4,399,566

		Information Technology (4.9%)
2,850,000	EUR	Cap Gemini, SA 1.000%, 01/01/12	1,658,083
3,000,000		Ciena Corp.* 3.750%, 10/15/18	2,940,000
2,000,000		Equinix, Inc. 3.000%, 10/15/14	2,202,500
1,000,000		4.750%, 06/15/16	1,366,250
5,500,000		Intel Corp.µ 2.950%, 12/15/35	5,926,250
1,500,000		Mentor Graphics Corp.* 4.000%, 04/01/31	1,408,125
1,650,000		Micron Technology, Inc. 1.875%, 06/01/27	1,433,438
1,900,000	EUR	Nexans, SA 1.500%, 01/01/13	2,181,501
2,778,000		Nuance Communications, Inc.* 2.750%, 11/01/31	3,062,745
300,000		Photronics, Inc.* 3.250%, 04/01/16	289,125
2,790,000		Xilinx, Inc.µ 2.625%, 06/15/17	3,599,100

			26,067,117

		Materials (2.5%)
1,200,000		Anglo American, PLC 4.000%, 05/07/14	1,740,151
3,000,000		AngloGold Ashanti, Ltd. 3.500%, 05/22/14	3,450,000
5,450,000		Goldcorp, Inc.µ 2.000%, 08/01/14	7,071,375
1,000,000		Owens-Brockway Glass Container, Inc.* 3.000%, 06/01/15	926,250

			13,187,776

		Utilities (0.5%)
1,700,000	EUR	International Power, PLC 3.250%, 07/20/13	2,545,756

		TOTAL CONVERTIBLE BONDS (Cost $84,890,341)	86,392,922

U.S. GOVERNMENT AND AGENCY SECURITIES (1.1%)
4,550,000		United States Treasury Note~ 1.000%, 03/31/12	4,567,959
1,500,000		0.875%, 01/31/12	1,503,340

		TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $6,066,768)	6,071,299

12	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2011

PRINCIPAL AMOUNT			VALUE

SOVEREIGN BONDS (0.8%)
350,000	BRL	Federal Republic of Brazil 10.000%, 01/01/12	$2,100,185
2,500,000	NZD	Government of New Zealand 6.000%, 04/15/15	2,195,330

		TOTAL SOVEREIGN BONDS (Cost $3,919,776)	4,295,515

NUMBER OF SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (4.7%)
		Consumer Staples (0.6%)
16,750		Bunge, Ltd. 4.875%	1,622,656
150,000		Dole Food Automatic Exchange* 7.000%	1,530,465

			3,153,121

		Energy (2.2%)
140,000		Apache Corp.µ 6.000%	7,882,000
3,250		Chesapeake Energy Corp.* 5.750%	3,778,125

			11,660,125

		Financials (1.4%)
65,000		Affiliated Managers Group, Inc.µ 5.150%	2,608,125
2,770		Bank of America Corp.µ 7.250%	2,371,120
13,600		MetLife, Inc. 5.000%	923,576
1,600		Wells Fargo & Companyµ 7.500%	1,689,840

			7,592,661

		Industrials (0.2%)
8,573		Stanley Black & Decker, Inc. 4.750%	981,352

		Utilities (0.3%)
32,000		NextEra Energy, Inc.µ 7.000%	1,644,800

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $25,510,518)	25,032,059

NUMBER OF UNITS			VALUE

STRUCTURED EQUITY-LINKED SECURITIES (3.4%)+*
		Energy (1.3%)
56,000		Credit Suisse Group (Baker Hughes, Inc.) 8.000%, 01/31/12	3,449,600

NUMBER OF UNITS			VALUE

125,000		Deutsche Bank, AG (Chesapeake Energy Corp.) 8.000%, 01/24/12	$3,722,500

			7,172,100

		Health Care (0.8%)
41,300		Deutsche Bank, AG (Biogen) 8.000%, 12/13/11	4,069,289

		Information Technology (1.3%)
144,009		Barclays Capital, Inc. (EMC Corp.) 8.000%, 12/23/11	3,605,985
93,000		Credit Suisse Group (Autodesk, Inc.) 8.000%, 01/31/12	3,418,680

			7,024,665

		TOTAL STRUCTURED EQUITY-LINKED SECURITIES (Cost $19,953,282)	18,266,054

NUMBER OF SHARES			VALUE

COMMON STOCKS (83.1%)
		Consumer Discretionary (4.7%)
41,500	EUR	Adidas, AGµ	2,922,711
225,000	JPY	ASICS Corp.	2,982,861
38,500		Carnival Corp.µ	1,355,585
30,000		CBS Corp.µ	774,300
400,000	AUD	Harvey Norman Holdings, Ltd.µ	905,926
140,000	JPY	Nikon Corp.	3,134,753
83,000	JPY	Panasonic Corp.	839,055
9,000	EUR	Porsche Automobil Holding, SEµ	524,296
110,000	JPY	Suzuki Motor Corp.	2,333,006
85,000	CHF	Swatch Group, AGµ	6,267,925
8,000		Target Corp.µ	438,000
31,000	JPY	Toyota Motor Corp.	1,029,224
46,800		Walt Disney Companyµ	1,632,384

			25,140,026

		Consumer Staples (10.7%)
127,441		Archer-Daniels-Midland Company	3,688,143
96,000	JPY	Asahi Group Holdings, Ltd.	1,965,220
40,000		Avon Products, Inc.µ	731,200
53,000	EUR	Beiersdorf, AGµ	3,055,438
38,900		Coca-Cola Companyµ	2,657,648
137,000	BRL	Companhia de Bebidas das Americas	4,576,375
106,500	EUR	Danone, SAµ	7,382,888
215,000	GBP	Diageo, PLC	4,449,593
160	JPY	Japan Tobacco, Inc.	799,706
12,000		Kimberly-Clark Corp.µ	836,520
225,000	CHF	Nestlé, SAµ	13,013,482

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	13

Schedule of Investments    October 31, 2011

NUMBER OF SHARES			VALUE

23,000		PepsiCo, Inc.µ	$1,447,850
45,000		Procter & Gamble Companyµ	2,879,550
52,000	GBP	Reckitt Benckiser Group, PLCµ	2,669,146
53,000	GBP	Unilever, PLCµ	1,776,569
1,140,000	MXN	Wal-Mart de Mexico, SAB de CVµ	2,942,598
42,000		Wal-Mart Stores, Inc.µ	2,382,240

			57,254,166

		Energy (10.1%)
10,000		Apache Corp.µ	996,300
28,000		Baker Hughes, Inc.	1,623,720
875,000	GBP	BP, PLCµ	6,438,982
26,000		Chevron Corp.µ	2,731,300
2,175,000	HKD	CNOOC, Ltd.	4,111,532
40,000		ConocoPhillipsµ	2,786,000
23,500		Devon Energy Corp.µ	1,526,325
95,000	EUR	ENI, S.p.A.µ	2,099,872
180,000	CAD	Ensign Energy Services, Inc.µ	2,706,998
82,500		Exxon Mobil Corp.µ	6,442,425
46,500		Halliburton Companyµ	1,737,240
24,000		Noble Corp.#	862,560
15,000		Occidental Petroleum Corp.µ	1,394,100
2,350,000	HKD	PetroChina Company, Ltd. - Class Hµ	3,050,753
57,500	NOK	Petroleum Geo-Services, ASAµ#	624,725
82,300	GBP	Royal Dutch Shell, PLCµ	2,915,453
33,300		Schlumberger, Ltd.	2,446,551
73,000	CAD	Suncor Energy, Inc.	2,325,307
34,000	EUR	Technip, SA	3,214,940
74,000	EUR	TOTAL, SAµ	3,861,116

			53,896,199

		Financials (6.3%)
440,000	GBP	Aberdeen Asset Management, PLC	1,354,812
27,500		Aflac, Inc.µ	1,239,975
4,000		American International Group, Inc.µ#	98,760
95,000	AUD	ASX, Ltd.µ	3,050,312
135,000	EUR	Banco Santander, SAµ	1,142,621
105,000		Bank of America Corp.µ	717,150
41,000		Bank of New York Mellon Corp.µ	872,480
18,700	EUR	BNP Paribas, SAµ	835,046
18,961		Citigroup, Inc.	598,978
29,000	EUR	Deutsche Böerse, AG#	1,598,300
12,000		Franklin Resources, Inc.µ	1,279,560
19,000		Hartford Financial Services Group, Inc.µ	365,750
100,000	HKD	Hong Kong Exchanges and Clearing, Ltd.	1,695,190
77,500		JPMorgan Chase & Companyµ	2,693,900
80,000	CHF	Julius Baer Group, Ltd.µ#	3,005,987

NUMBER OF SHARES			VALUE

99,000		Manulife Financial Corp.µ	$1,307,790
16,000		MetLife, Inc.µ	562,560
98,000	CAD	Power Financial Corp.µ	2,644,796
8,500		Prudential Financial, Inc.µ	460,700
140,000	GBP	Standard Chartered, PLCµ	3,266,807
23,500		T. Rowe Price Group, Inc.µ	1,241,740
14,000		Travelers Companies, Inc.µ	816,900
37,250		Wells Fargo & Companyµ	965,147
8,300	CHF	Zurich Financial Services, AGµ#	1,912,682

			33,727,943

		Health Care (9.9%)
15,000		Abbott Laboratoriesµ	808,050
41,764		Bristol-Myers Squibb Companyµ	1,319,325
23,000	DKK	Coloplast, A/S - Class Bµ	3,344,701
65,000		Covidien, PLCµ	3,057,600
150,000	AUD	CSL, Ltd.µ	4,517,848
88,000	SEK	Elekta, AB - Class Bµ	3,514,205
34,250		Eli Lilly and Companyµ	1,272,730
92,100		Johnson & Johnsonµ	5,930,319
42,000		Medtronic, Inc.µ	1,459,080
144,533		Merck & Company, Inc.µ	4,986,388
79,600	DKK	Novo Nordisk, A/S - Class Bµ	8,450,849
246,800		Pfizer, Inc.µ	4,753,368
25,000	CHF	Roche Holding, AGµ	4,101,735
140,000	GBP	Shire, PLCµ	4,393,984
18,500		Stryker Corp.µ	886,335

			52,796,517

		Industrials (10.0%)
27,000		3M Companyµ	2,133,540
340,000	CHF	ABB, Ltd.µ#	6,400,644
54,000	EUR	ALSTOMµ	2,010,852
610,000	GBP	BAE Systems, PLCµ	2,705,133
28,000		Boeing Companyµ	1,842,120
35,000	EUR	Bouygues, SA	1,307,206
14,000		Danaher Corp.µ	676,900
76,800		Eaton Corp.µ	3,442,176
14,500		General Dynamics Corp.µ	930,755
242,500		General Electric Companyµ	4,052,175
60,000		Honeywell International, Inc.µ	3,144,000
36,500		Illinois Tool Works, Inc.µ	1,774,995
75,000	JPY	Komatsu, Ltd.	1,854,361
47,000	EUR	Krones, AGµ	2,395,957
10,000		Lockheed Martin Corp.µ	759,000
30,000	EUR	MAN, AGµ	3,916,148
44,000	EUR	MTU Aero Engines Holdings, AGµ	2,946,458
14,000	EUR	Nexans, SAµ	880,636

14	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2011

NUMBER OF SHARES			VALUE

10,000		Raytheon Companyµ	$441,900
40,000	EUR	Royal Philips Electronics, NVµ	832,668
63,500	EUR	Siemens, AGµ	6,656,127
32,000		United Technologies Corp.µ	2,495,360

			53,599,111

		Information Technology (19.1%)
72,000		Accenture, PLC - Class Aµ	4,338,720
22,200		Apple, Inc.µ#	8,986,116
1,350,000	GBP	ARM Holdings, PLCµ	12,666,898
75,000	EUR	ASML Holding, NV	3,146,173
60,000	JPY	Canon, Inc.	2,723,868
29,500	EUR	Cap Gemini, SAµ	1,128,828
37,000		Check Point Software Technologies, Ltd.#	2,132,310
132,500		Dell, Inc.µ#	2,094,825
130,000		eBay, Inc.µ#	4,137,900
65,000		EMC Corp.µ#	1,593,150
6,250		Google, Inc.µ#	3,704,000
121,550	TWD	HTC Corp.	2,731,660
185,000		Intel Corp.µ	4,539,900
15,000		International Business Machines Corp.µ	2,769,450
285,000	SEK	LM Ericsson Telephone Companyµ	2,970,706
85,000	CHF	Logitech International, SAµ#	820,391
190,000		Microsoft Corp.µ	5,059,700
6,428		Motorola Solutions, Inc.µ	301,537
23,000	JPY	Murata Manufacturing Company, Ltd.	1,284,735
20,400	JPY	Nintendo Company, Ltd.	3,077,761
580,000	EUR	NOKIA, OYJ	3,902,926
92,000	JPY	Nomura Research Institute, Ltd.	2,069,088
75,000		Oracle Corp.µ	2,457,750
79,893		QUALCOMM, Inc.µ	4,122,479
5,560	KRW	Samsung Electronics Company, Ltd.	4,786,388
165,500	EUR	SAP, AGµ	10,007,444
42,900	EUR	Software, AG	1,776,674
75,000		Symantec Corp.µ#	1,275,750
635,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	1,547,417

			102,154,544

		Materials (7.0%)
101,000	GBP	Anglo American, PLCµ	3,702,710
154,000	CAD	Barrick Gold Corp.	7,603,050
20,500	EUR	BASF, SEµ	1,496,415
41,000		Dow Chemical Companyµ	1,143,080
36,000		E.I. du Pont de Nemours and Companyµ	1,730,520
69,450		Freeport-McMoRan Copper & Gold, Inc.	2,796,057

NUMBER OF SHARES			VALUE

135,000	CAD	Goldcorp, Inc.µ	$6,568,849
79,500	GBP	Rio Tinto, PLCµ	4,300,865
15,000	CHF	Syngenta, AGµ#	4,570,815

77,000	NOK	Yara International, ASA	3,641,285

			37,553,646

		Telecommunication Services (4.5%)
187,000		América Móvil, SAB de CVµ	4,753,540
145,000		AT&T, Inc.µ	4,249,950
96,000	EUR	France Telecom, SAµ	1,725,967
475	JPY	KDDI Corp.	3,479,545
588,420	BRL	Tim Participacoes, SA	3,043,463
23,000		Verizon Communications, Inc.µ	850,540
2,157,000	GBP	Vodafone Group, PLCµ	5,989,313

			24,092,318

		Utilities (0.8%)
47,500		Duke Energy Corp.µ	969,950
10,500		Exelon Corp.µ	466,095
45,801	EUR	GDF Suezµ	1,290,339
29,000	EUR	RWE, AGµ	1,236,181

			3,962,565

		TOTAL COMMON STOCKS (Cost $555,739,735)	444,177,035

NUMBER OF CONTRACTS			VALUE

PURCHASED OPTIONS (0.2%) #
		Consumer Discretionary (0.2%)
95		Amazon.com, Inc. Call, 01/19/13, Strike $240.00	267,900
85		Priceline.com, Inc. Call, 01/19/13, Strike $520.00	780,725

		TOTAL PURCHASED OPTIONS (Cost $1,282,197)	1,048,625

NUMBER OF SHARES			VALUE

SHORT TERM INVESTMENT (1.1%)
6,031,954		Fidelity Prime Money Market Fund - Institutional Class (Cost $6,031,954)	6,031,954

TOTAL INVESTMENTS (137.0%) (Cost $839,484,083)			732,475,940

LIABILITIES, LESS OTHER ASSETS (-37.0%)			(197,741,191)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)			$534,734,749

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	15

Schedule of Investments    October 31, 2011

NUMBER OF SHARES		VALUE

COMMON STOCKS SOLD SHORT (-1.5%)#
	Consumer Discretionary (-0.2%)
(19,300)	Coinstar, Inc.	$(921,382)

	Consumer Staples (-0.1%)
(33,000)	Smithfield Foods, Inc.	(754,380)

	Energy (-0.1%)
(59,000)	Newpark Resources, Inc.	(526,870)

	Financials (-0.2%)
(7,700)	Affiliated Managers Group, Inc.	(713,097)
(30,800)	PHH Corp.	(568,260)

		(1,281,357)

	Health Care (-0.1%)
(9,200)	Charles River Laboratories International, Inc.	(296,976)
(13,600)	LifePoint Hospitals, Inc.	(525,776)

		(822,752)

	Industrials (-0.2%)
(11,975)	Altra Holdings, Inc.	(176,032)
(43,000)	Terex Corp.	(715,520)

		(891,552)

	Information Technology (-0.6%)
(70,000)	Ciena Corp.	(922,600)
(12,750)	Equinix, Inc.	(1,224,128)
(32,200)	Mentor Graphics Corp.	(365,792)
(68,000)	Micron Technology, Inc.	(380,120)
(16,220)	Photronics, Inc.	(101,699)

		(2,994,339)

	Materials (0.0%)
(4,700)	Owens-Illinois, Inc.	(94,376)

	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $ 8,399,520)	(8,287,008)

NOTES TO SCHEDULE OF INVESTMENTS

µ	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $440,011,406. $104,977,559 of the collateral has been re-registered by the counterparty.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At October 31, 2011, the value of 144A securities that could not be exchanged to the registered form is $58,072,981 or 10.9% of net assets applicable to common shareholders.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options, swaps, or securities sold short. The aggregate value of such securities is $8,569,344.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

+	Structured equity-linked securities are designed to simulate the characteristics of the equity security in the parenthetical.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	NOK	Norwegian Krone
DKK	Danish Krone	NZD	New Zealand Dollar
EUR	European Monetary Unit	SEK	Swedish Krona
GBP	British Pound Sterling	TWD	New Taiwanese Dollar
HKD	Hong Kong Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

16	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Schedule of Investments    October 31, 2011

CURRENCY EXPOSURE

OCTOBER 31, 2011

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$425,157,838	58.7%
European Monetary Unit	84,810,120	11.7%
British Pound Sterling	59,043,346	8.2%
Swiss Franc	40,093,661	5.5%
Japanese Yen	27,573,183	3.8%
Canadian Dollar	21,849,000	3.0%
Danish Krone	11,795,550	1.6%
Brazilian Real	9,720,023	1.4%
Hong Kong Dollar	9,649,199	1.3%
Australian Dollar	8,474,086	1.2%
Swedish Krona	6,484,911	0.9%
Norwegian Krone	5,334,622	0.7%
South Korean Won	4,786,388	0.7%
New Taiwanese Dollar	4,279,077	0.6%
Mexican Peso	2,942,598	0.4%
New Zealand Dollar	2,195,330	0.3%
Total Investments Net of Common Stocks Sold Short	$724,188,932	100.0%

Currency exposure may vary over time.

INTEREST RATE SWAPS

COUNTERPARTY	FIXED RATE (FUND PAYS)	FLOATING RATE (FUND RECEIVES)	TERMINATION DATE	NOTIONAL AMOUNT	UNREALIZED APPRECIATION/ (DEPRECIATION)
BNP Paribas, SA	2.5350% quarterly	3 month LIBOR	03/09/14	$80,000,000	$(3,952,393)
BNP Paribas, SA	2.0200% quarterly	3 month LIBOR	03/09/12	55,000,000	(449,166)
BNP Paribas, SA	1.8525% quarterly	3 month LIBOR	09/14/12	36,900,000	(511,734)

					$(4,913,293)

See accompanying Notes to Financial Statements	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	17

Statement of Assets and Liabilities    October 31, 2011

ASSETS
Investments in securities, at value (cost $839,484,083)	$732,475,940
Cash with custodian (interest bearing)	1,046,174
Restricted cash for short positions (interest bearing)	8,558,246
Foreign currency (cost $130)	127
Receivables:
Accrued interest and dividends	4,777,957
Investments sold	3,303,253
Prepaid expenses	15,610
Other assets	91,844

Total assets	750,269,151

LIABILITIES
Common stocks sold short, at value (proceeds $8,399,520)	8,287,008
Unrealized depreciation on interest rate swaps	4,913,293
Payables:
Note payable	201,000,000
Investments purchased	502,382
Affiliates:
Investment advisory fees	599,742
Deferred compensation to trustees	91,844
Financial accounting fees	6,907
Trustees’ fees and officer compensation	1,647
Other accounts payable and accrued liabilities	131,579

Total liabilities	215,534,402

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$534,734,749

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Common stock, no par value, unlimited shares authorized 59,006,992 shares issued and outstanding	$774,591,195
Undistributed net investment income (loss)	(1,851,489)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options, short positions and interest rate swaps	(126,200,289)
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options, short positions and interest rate swaps	(111,804,668)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$534,734,749

Net asset value per common shares based upon 59,006,992 shares issued and outstanding	$9.06

18	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Operations    Year Ended October 31, 2011

INVESTMENT INCOME
Interest	$13,911,876
Dividends	15,240,551
Securities lending income	745
Dividend taxes withheld	(773,262)

Total investment income	28,379,910

EXPENSES
Investment advisory fees	7,590,554
Interest expense and related fees	2,666,779
Printing and mailing fees	99,181
Custodian fees	92,074
Financial accounting fees	86,524
Accounting fees	62,677
Registration fees	52,134
Audit fees	47,460
Trustees’ fees and officer compensation	34,377
Transfer agent fees	28,215
Dividend expense on short positions	20,425
Legal fees	16,264
Other	72,071

Total expenses	10,868,735

NET INVESTMENT INCOME (LOSS)	17,511,175

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	13,268,771
Purchased options	302,523
Foreign currency transactions	(1,984)
Written options	(1,918,861)
Short positions	(1,305,345)
Interest rate swaps	(3,372,747)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(4,733,615)
Purchased options	(283,951)
Foreign currency translations	(133,025)
Written options	2,014,246
Short positions	2,566,514
Interest rate swaps	2,374,859

NET GAIN (LOSS)	8,777,385

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$26,288,560

See accompanying Notes to Financial Statements	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	19

Statements of Changes in Net Assets

	YEAR ENDED OCTOBER 31,
	2011	2010
OPERATIONS
Net investment income (loss)	$17,511,175	$18,129,548
Net realized gain (loss)	6,972,357	(3,416,096)
Change in unrealized appreciation/(depreciation)	1,805,028	64,295,900

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	26,288,560	79,009,352

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income	(22,949,523)	(16,189,909)
Return of capital	(12,454,672)	(19,214,286)

Net decrease in net assets from distributions to common shareholders	(35,404,195)	(35,404,195)

TOTAL INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	(9,115,635)	43,605,157

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Beginning of year	$543,850,384	$500,245,227

End of Year	534,734,749	543,850,384

Undistributed net investment income (loss)	$(1,851,489)	$(1,295,158)

20	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Cash Flows    Year Ended October 31, 2011

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$26,288,560
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash used for operating activities:
Purchase of investment securities	(343,708,345)
Net proceeds from disposition of short term investments	17,313,272
Purchase of securities sold short	(19,500,876)
Proceeds paid on closing written options	(5,776,985)
Proceeds from disposition of investment securities	340,521,244
Proceeds for securities sold short	20,873,235
Premiums received from written options	1,777,670
Amortization and accretion of fixed-income securities	(1,563,692)
Net realized gains/losses from investments, excluding purchased options	(13,268,771)
Net realized gains/losses from purchased options	(302,523)
Net realized gains/losses from short positions	1,305,345
Net realized gains/losses from written options	1,918,861
Change in unrealized appreciation or depreciation on investments, excluding purchased options	4,733,615
Change in unrealized appreciation or depreciation on purchased options	283,951
Change in unrealized appreciation or depreciation on short positions	(2,566,514)
Change in unrealized appreciation or depreciation on written options	(2,014,246)
Change in unrealized appreciation or depreciation on interest rate swaps	(2,374,859)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(152,548)
Restricted cash for short positions (interest bearing)	1,372,626
Prepaid expenses	(408)
Other assets	(9,859)
Increase/(decrease) in liabilities:
Payables to affiliates	(7,317)
Other accounts payable and accrued liabilities	(16,054)

Net cash provided by/(used in) operating activities	$25,125,382

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to common shareholders	(35,404,195)
Proceeds from note payable	10,000,000

Net cash provided by/(used in) financing activities	$(25,404,195)

Net increase/(decrease) in cash and foreign currency*	$(278,813)

Cash and foreign currency at beginning of year	$1,325,114

Cash and foreign currency at end of year	$1,046,301

Supplemental disclosure
Cash paid for interest and related fees	$2,675,916

* Includes net change in unrealized appreciation or depreciation on foreign currency of $(76,879).

See accompanying Notes to Financial Statements	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	21

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization.  Calamos Global Dynamic Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 10, 2007 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 27, 2007. The Fund’s investment objective is to generate a high level of current income with a secondary objective of capital appreciation.

Fund Valuation.  The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund investments that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time a Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

22	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Notes to Financial Statements

Investment Transactions.  Investment transactions are recorded on a trade date basis. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds.  Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes.  No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2007 – 2010 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications.  Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	23

Notes to Financial Statements

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets. “Managed assets” means a fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Pursuant to a financial accounting services agreement, during the year the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Fund are also officers and directors of Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $91,844 is included in “Other assets” on the Statement of Assets and Liabilities at October 31, 2011. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at October 31, 2011.

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments for the year ended October 31, 2011 were as follows:

Cost of purchases	$328,059,386
Proceeds from sales	313,150,568

The following information is presented on a federal income tax basis as of October 31, 2011. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at October 31, 2011 was as follows:

Cost basis of investments	$845,622,324

Gross unrealized appreciation	38,786,379
Gross unrealized depreciation	(151,932,763)

Net unrealized appreciation (depreciation)	$(113,146,384)

24	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Notes to Financial Statements

Note 4 – Income Taxes

For the year ended October 31,2011, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in-capital	$(20,496,650)
Undistributed net investment income/(loss)	17,336,689
Accumulated net realized gain/(loss) on investments	3,159,961

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

Distributions were characterized for federal income tax purposes as follows:

	YEAR ENDED OCTOBER 31, 2011	YEAR ENDED OCTOBER 31, 2010
Distributions paid from:
Ordinary income	$22,949,523	$16,189,909
Long-term capital gains	—	—
Return of capital	12,454,672	19,214,286

As of October 31, 2011, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—

Total undistributed earnings	—
Accumulated capital and other losses	(121,818,046)
Net unrealized gains/(losses)	(117,942,909)

Total accumulated earnings/(losses)	(239,760,955)
Other	(95,491)
Paid-in capital	774,591,195

Net assets applicable to common shareholders	$534,734,749

As of October 31, 2011, the Fund had capital loss carryforwards which, if not used, will expire as follows:

2017	$(121,150,124)
2018	(667,922)

Note 5 – Common Shares

There are unlimited common shares of beneficial interest authorized and 59,006,992 shares outstanding at October 31, 2011. Calamos Advisors owned 10,876 of the outstanding shares at October 31, 2011. Transactions in common shares were as follows:

	YEAR ENDED OCTOBER 31, 2011	YEAR ENDED OCTOBER 31, 2010
Beginning shares	59,006,992	59,006,992
Shares issued through reinvestment of distributions	—	—

Ending shares	59,006,992	59,006,992

Notice is hereby given in accordance with Section 23(c) of the Investment Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	25

Notes to Financial Statements

Note 6 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. The Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 7 – Derivative Instruments

Foreign Currency Risk.  The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. There were no open forward foreign currency contracts at October 31, 2011.

Equity Risk.  The Fund engages in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

As of October 31, 2011, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

26	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Notes to Financial Statements

For the year ended October 31, 2011, the Fund had the following transactions in options written:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2010	7,850	$2,080,454
Options written	7,900	1,777,670
Options closed	(15,700)	(3,845,026)
Options exercised	(50)	(13,098)
Options expired	—	—

Options outstanding at October 31, 2011	—	$—

Interest Rate Risk.  The Fund engages in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 7 – Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of October 31, 2011, the Fund had outstanding interest rate swap agreements as listed on the Schedule of Investments.

Below are the types of derivatives in the Fund by gross value as of October 31, 2011:

	ASSETS		LIABILITIES
	STATEMENT OF ASSETS & LIABILITIES LOCATION	VALUE	STATEMENT OF ASSETS & LIABILITIES LOCATION	VALUE
Derivative Type:
Equity-Purchased options	Investments in securities	$1,048,625
Interest Rate Swaps	Unrealized appreciation on swaps	—	Unrealized depreciation on swaps	$4,913,293

Volume of Derivative Activity for the Twelve Months Ended October 31, 2011*

Equity:
Purchased Options	1,070
Written Options	7,900

* Activity	during the period is measured by opened number of contracts for options and opened notional amount for swap contracts.

Note 8 – Borrowings

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (as successor to Bank of America N.A.) (“BNP”) that allows the Fund to borrow up to $255,000,000, and a Lending Agreement, as defined below. Borrowings under

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	27

Notes to Financial Statements

the Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest is charged at the quarterly LIBOR (London Inter-bank Offered Rate) plus .65% on the amount borrowed and .55% on the undrawn balance. For the year ended October 31, 2011, the average borrowings and the average interest rate were $195,972,603 and 1.08%, respectively. As of October 31, 2011, the amount of such outstanding borrowings was $201,000,000. The interest rate applicable to the borrowings on October 31, 2011 was 1.08%.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

Note 9 – Structured Equity-linked Securities

The Fund may also invest in structured equity-linked securities created by third parties, typically investment banks. Structured equity-linked securities created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Traditional convertible securities typically offer stable cash flows with the ability to participate in capital appreciation of the underlying common stock. Because traditional convertible securities are exercisable at the option of the holder, the holder is protected against downside risk. Structured equity-linked securities may alter these characteristics by offering enhanced yields in exchange for reduced capital appreciation or less downside protection, or any combination of these features. Structured equity-linked instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward foreign currency contract. Income received from these securities is recorded as dividends on the Statement of Operations.

Note 10 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

28	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Notes to Financial Statements

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Funds’ investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period and no significant transfers between levels occurred during the period.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	GLOBAL DYNAMIC INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$141,160,477	$—	$141,160,477
Convertible Bonds		86,392,922		86,392,922
U.S. Government and Agency Securities		6,071,299		6,071,299
Sovereign Bonds		4,295,515		4,295,515
Convertible Preferred Stocks	13,847,888	11,184,171		25,032,059
Structured Equity-Linked Securities		18,266,054		18,266,054
Common Stocks	201,558,348	242,618,687		444,177,035
Purchased Options	1,048,625			1,048,625
Short Term Investment	6,031,954			6,031,954

Total	$222,486,815	$509,989,125	$—	$732,475,940

Liabilities:
Common Stocks Sold Short	$8,287,008	$—	$—	$8,287,008
Interest Rate Swaps		4,913,293		4,913,293

Total	$8,287,008	$4,913,293	$—	$13,200,301

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	29

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	Year Ended October 31,				June 27, 2007* through October 31,
	2011	2010	2009	2008	2007

Net asset value, beginning of period	$9.22	$8.48	$7.42	$14.80	$14.32	(a)

Income from investment operations:
Net investment income (loss)**	0.30	0.31	0.32	0.60	0.18

Net realized and unrealized gain (loss)	0.14	1.03	1.63	(6.49)	0.75

Distributions to preferred shareholders from:
Net investment income (common share equivalent basis)	—	—	(0.01)	(0.17)	(0.04)

Total from investment operations	0.44	1.34	1.94	(6.06)	0.89

Less distributions to common shareholders from:
Net investment income	(0.39)	(0.27)	(0.43)	(1.32)	—

Net realized gains	—	—	—	—	(0.33)

Return of capital	(0.21)	(0.33)	(0.45)	—	—

Total distributions	(0.60)	(0.60)	(0.88)	(1.32)	(0.33)

Capital charge resulting from issuance of common and preferred shares and related offering costs	—	—	— (b)	— (b)	(0.08)

Premiums from shares sold in at the market offerings	—	—	—	—	—

Net asset value, end of period	$9.06	$9.22	$8.48	$7.42	$14.80

Market value, end of period	$7.72	$8.24	$7.34	$6.35	$13.09

Total investment return based on:(c)
Net asset value	5.64%	17.50%	31.82%	(43.35% )	5.92%

Market value	0.72%	21.32%	33.32%	(45.14% )	(10.59%	)

Net assets, end of period (000)	$534,735	$543,850	$500,245	$437,906	$873,464

Preferred shares, at redemption value ($25,000 per share liquidation preference) (000’s omitted)	$—	$—	$—	$50,000	$350,000

Ratios to average net assets applicable to common shareholders:
Net expenses(d)	1.93%	2.20%	3.24%	2.68%	1.22%	(e)

Gross expenses prior to expense reductions and earnings credits(d)	1.93%	2.20%	3.26%	2.70%	1.26%	(e)

Net expenses, excluding interest expenses and dividend expense on short positions(d)	1.45%	1.52%	2.32%	2.10%	1.22%	(e)

Net investment income (loss)(d)	3.11%	3.55%	4.31%	4.70%	3.83%	(e)

Preferred share distributions	—%	—%	0.07%	1.35%	0.81%	(e)

Net investment income (loss), net of preferred share distributions from net investment income	3.11%	3.55%	4.24%	3.35%	3.02%	(e)

Portfolio turnover rate	43%	37%	34%	79%	9%

Average commission rate paid	$0.0136	$0.0121	$0.0191	$0.0864	$0.0427

Asset coverage per preferred share, at end of period(f)	$—	$—	$—	$243,959	$87,404

Asset coverage per $1,000 of loan outstanding(g)	$3,660	$3,847	$3,619	$3,900	$—

*	Commencement of operations.

**	Net investment income allocated based on average shares method.

(a)	Net of sales load of $0.675 on initial shares issued and beginning net asset value of $14.325.

(b)	Amount equated to less than $0.005 per common share.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(d)	Does not reflect the effect of dividend payments to Preferred Shareholders.

(e)	Annualized.

(f)	Calculated by subtracting the Fund’s total liabilities (not including Preferred Shares) from the Fund’s total assets and dividing this by the number of Preferred Shares outstanding.

(g)	Calculated by subtracting the Fund’s total liabilities (not including Note payable) and preferred shares from the Fund’s total assets and dividing this by the amount of note payable outstanding, and by multiplying the result by 1,000.

30	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Calamos Global Dynamic Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Global Dynamic Income Fund (the “Fund”) as of October 31, 2011, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from June 27, 2007 (commencement of operations) through October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the Fund’s custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2011, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from June 27, 2007 (commencement of operations) through October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

December 16, 2011

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	31

Trustee Approval of Management Agreement    (Unaudited)

The Board of Trustees of the Fund oversees the management of the Fund, and, as required by law, determines annually whether to continue the Fund’s management agreement with Calamos Advisors under which Calamos Advisors serves as the investment manager and administrator for the Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with Calamos Advisors.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by Calamos Advisors in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of Calamos Advisors, they met separately in executive session with their counsel.

At a meeting held on June 30, 2011, based on their evaluation of the information referred to above and other information, the Trustees determined that the overall arrangements between the Fund and Calamos Advisors were fair and reasonable in light of the nature, extent and quality of the services provided by Calamos Advisors and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement through July 31, 2012, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of the Fund as well as performance information for comparable funds and other comparable clients of the advisor, (iii) the fees and other expenses paid by the Fund as well as expense information for comparable funds and for other comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with the Fund, (v) the extent to which economies of scale may apply, and (vi) other benefits to the Adviser from its relationship with the Fund. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreements.

Nature, Extent and Quality of Services.  The Board’s consideration of the nature, extent and quality of the Adviser’s services to the Fund took into account the knowledge gained from the Board’s meetings with the Adviser throughout the prior year. In addition, the Board considered: the Adviser’s long-term history of managing the Fund; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Fund; the Adviser’s performance as administrator of the Fund, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications; and frequent favorable recognition of the Adviser in the media and in industry publications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Fund, including the time that investment personnel devote to the Fund and the investment results produced by the Adviser’s in-house research. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Fund, which further aligns the interests of the Adviser and its personnel with those of the Fund’s shareholders. In addition, the Board considered compliance reports about the Adviser from the Fund’s Chief Compliance Officer. The Board concluded that the nature, extent and quality of the services provided by the Adviser to the Fund were appropriate and consistent with the management agreements and that the Fund was likely to continue to benefit from services provided under its management agreement with the Adviser.

Investment Performance of the Fund.  The Board considered the Fund’s investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund’s “Universe Median”) selected by Lipper, Inc., an independent data service provider. The performance periods considered by the Board ended on March 31, 2011. Where available, the Board considered one-, three-, five- and ten-year performance.

The Board considered the Fund’s net asset value performance, noting that the Fund outperformed its Universe Median during the one- and three- year periods.

For the reasons noted above, the Board concluded that continuation of the management agreement for the Fund was in the best interest of the Fund and its shareholders.

32	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Trustee Approval of Management Agreement    (Unaudited)

Costs of Services Provided and Profits Realized by the Adviser.  Using information provided by Lipper, the Board evaluated the Fund’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

The Board considered that the Fund’s management fee rate is equal to the median of the Fund’s Expense Group. The Board also noted that the Fund’s total expense ratio, which reflects the total fees paid by an investor, is higher than the median of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s performance.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and for its sub-advised funds (for which the Adviser provides portfolio management services only). The Board took into account the Adviser’s assertion that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Fund, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Fund, and the more extensive regulatory obligations and risks associated with managing the Fund.

The Board also considered the Adviser’s costs in serving as the Fund’s investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Fund. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with the Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Fund and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board also reviewed the annual report of the Adviser’s parent company and discussed its corporate structure.

After its review of all the matters addressed, including those outlined above, the Board concluded that the rate of management fee paid by the Fund to the Adviser, in light of the nature and quality of the services provided, was reasonable and in the best interests of the Fund’s shareholders.

Economies of Scale and Fee Levels Reflecting Those Economies.  In reviewing the Fund’s fees and expenses, the Trustees examined the potential benefits of economies of scale and whether any economies of scale should be reflected in the Fund’s fee structure. They noted that the Fund is a closed-end fund, and has therefore had a relatively stable asset base since commencement of operations, and that there do not appear to have been any significant economies of scale realized since that time.

Other Benefits Derived from the Relationship with the Fund.  The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Fund. The Board concluded that, other than the services to be provided by the Adviser and its affiliates pursuant to their agreements with the Fund and the fees payable by the Fund therefore, the Fund and the Adviser may potentially benefit from their relationship with each other in other ways. The Board also considered the Adviser’s use of a portion of the commissions paid by the Fund on their portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of the Adviser and concluded, based on reports from the Fund’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement with the Adviser was in the best interest of the Fund and its shareholders.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	33

Tax Information    (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2012, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2011. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund hereby designates $14,098,739 or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended October 31, 2011.

Under Section 854(b)(2) of the Code, the Fund hereby designates 37.10% of the ordinary income dividends as income qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2011.

34	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Trustees & Officers    (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Fund and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the terms noted below or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Fund shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 72 years.

The following table sets forth each trustee’s name, age at October 31, 2011, position(s) with the Fund, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed.

NAME AND AGE	POSITIONS(S) WITH FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS
Trustees who are interested persons of the Fund:

John P. Calamos, Sr., 71*	Trustee and President (since 1988) Term Expires 2014	19	Chairman, CEO, and Co-Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Holdings LLC (“CHLLC”) and Calamos Advisors LLC and its predecessor (“Calamos Advisors”), and President and Co-Chief Investment Officer, Calamos Financial Services LLC and its predecessor (“CFS”); Director, CAM

Trustees who are not interested persons of the Fund:

Weston W. Marsh, 61	Trustee (since 2002) Term Expires 2013	19	Of Counsel and, until December 31, 2005, Partner, Freeborn & Peters LLP (law firm)

John E. Neal, 61	Trustee (since 2001) Term Expires 2012	19	Private investor; Director, Equity Residential (publicly-owned REIT) and Creation Investments (private international microfinance company); Partner, Linden LLC (health care private equity)

William R. Rybak, 60	Trustee (since 2002) Term Expires 2014	19	Private investor; Director, Christian Brothers Investment Services, Inc. (since February 2010); formerly, Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**

Stephen B. Timbers, 67	Trustee (since 2004) and Lead Independent Trustee (since 2005) Term Expires 2013	19	Private investor

David D. Tripple, 67	Trustee (since 2006) Term Expires 2012	19	Private investor; Trustee, Century Growth Opportunities Fund (since 2010), Century Shares Trust and Century Small Cap Select Fund (since January 2004)***

*	Mr. Calamos is an “interested person” of the Fund as defined in the 1940 Act because he is an officer of the Fund and an affiliate of Calamos Advisors and CFS. Mr. Calamos is the uncle of Nick P. Calamos, Vice President of the Fund.

**	Overseeing 104 portfolios in fund complex.

***	Overseeing three portfolios in fund complex.

^	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund and CALAMOS Global Dynamic Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	35

Trustees & Officers    (Unaudited)

Officers.  The preceding table gives information about John P. Calamos, Sr., who is president of the Fund. The following table sets forth each other officer’s name, age at October 31, 2011, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND AGE	POSITION(S) WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Nimish S. Bhatt, 48	Vice President and Chief Financial Officer (since 2007)	Senior Vice President (since 2004), Chief Financial Officer (since May 2011), Director of Operations, CAM, CHLLC, Calamos Advisors and CFS (since 2004)

James J. Boyne, 45	Vice President (since 2008) and Assistant Secretary (since 2010)	President of Distribution and Operations, CAM, Calamos Advisors and CFS (since 2009); prior thereto, Senior Vice President, General Counsel and Secretary, Calamos Advisors (since 2008); Chief Operating Officer – Distribution, CFS (since 2008); prior thereto, Chief Operating Officer, General Counsel and Executive Managing Director of McDonnell Investment Management, LLC (2001-2008)

Nick P. Calamos, 50	Vice President (since 1992)	President of Investments and Co-Chief Investment Officer, CAM, CHLLC, Calamos Advisors and CFS

J. Christopher Jackson, 60	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CHLLC, Calamos Advisors and CFS (since 2010); Director, U.S. Head of Retail Legal and Co-Global Head of Retail Legal of Deutsche Bank AG (2006-2010); prior thereto, Director, Senior Vice President, General Counsel and Assistant Secretary of Hansberger Global Investors, Inc. (1996-2006)

Mark J. Mickey, 60	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005) and Chief Compliance Officer, Calamos Advisors (2005-2006)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

Results of Annual Meeting

The Fund held its annual meeting of shareholders on June 30, 2011. The purpose of the annual meeting was to elect two Trustees to the Fund’s board of trustees for a three year term, or until the trustee’s successor is duly elected and qualified, and to conduct any other lawful business of the Fund. Mr. John P. Calamos, Sr. and Mr. William R. Rybak were nominated for reelection as Trustees, and were elected as such by a plurality vote as follows:

TRUSTEE NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON- VOTES AND ABSTENTIONS
John P. Calamos, Sr.	53,687,290	791,317	0

William R. Rybak	53,700,796	777,811	0

Messrs. Marsh, Neal, Timbers and Tripples’ terms of office as Trustees continued after the meeting.

36	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

About Closed-End Funds

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•

Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•	More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•	Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•	Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•	Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•	No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	37

Level Rate Distribution Policy

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return

The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•	Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•	Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•	Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by BNY Mellon Asset Servicing, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 1958, Newark, New Jersey 07101-9774. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

38	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Automatic Dividend Reinvestment Plan

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If, the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice are required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety to the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, The Bank of New York Mellon, at 800.432.8224. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	39

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MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

STAY CONNECTED www.calamos.com

Visit our website for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12 month period ended June 30, 2011, are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC website at http://www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q . The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

On June 22, 2011, the Fund submitted a CEO annual certification to the NYSE on which the Fund’s chief executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s corporate governance listing standards. In addition, the Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.432.8224

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEBSITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02111

TRANSFER AGENT:

The Bank of New York Mellon

P.O. Box 11258

Church Street Station

New York, NY 10286

800.524.4458

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

K&L Gates LLP

Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2011 Calamos Holdings LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos Holdings LLC.

CHWANR 3083 2011

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has four audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	10/31/2010	10/31/2011
Audit Fees (a)	$26,456	$25,845
Audit-Related Fees(b)	$21,381	$21,322
Tax Fees(c)	$5,420	$—
All Other Fees(d)	$—	$—

Total	$53,260	$47,167

(a) Audit Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2010	10/31/2011
Registrant	$5,420	$—
Investment Adviser	$—	$—

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee. The members of the registrant’s audit committee are Weston W. Marsh, John E. Neal, William R. Rybak, Stephen B. Timbers, and David D. Tripple.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment advisor, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of the date of this filing, the registrant is lead by a team of investment professionals. The Co-Chief Investment Officers and senior strategy analysts are responsible for the day-to-day management of the registrant’s portfolio:

During the past five years, John P. Calamos, Sr. has been President and Trustee of the Fund and chairman, CEO and Co-CIO of the Fund’s investment adviser, Calamos Advisors LLC and its predecessor company (“Calamos Advisors”), and Nick P. Calamos has been Vice President and Trustee of the Fund (through June 2006) and President of Investments and Co-CIO of Calamos Advisors and its predecessor company. John P. Calamos, Jr., Executive Vice President of Calamos Advisors, joined the firm in 1985 and has held various senior investment positions since that time. Jeff Scudieri joined Calamos Advisors in 1997 and has been a Senior Vice President and Co-Head of Research and Investments since July 2010, prior thereto he was a senior strategy analyst since September 2002. Jon Vacko joined Calamos Advisors in 2000 and has been a Senior Vice President and Co-Head of Research and Investments since July 2010, prior thereto he was a senior strategy analyst since July 2002. John Hillenbrand joined Calamos Advisors in 2002 and has been a senior strategy analyst since August 2002. Steve Klouda joined Calamos Advisors in 1994 and has been a senior strategy analyst since July 2002. Christopher Hartman joined Calamos Advisors in February 1997 and has been a senior strategy analyst since May 2007. Joe Wysocki joined Calamos Advisors in October 2003 and has been a senior strategy analyst since February 2007.

(a)(2) The portfolio managers also have responsibility for the day-to-day management of accounts other than the registrant. Information regarding these other accounts is set forth below.

NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE AS OF OCTOBER 31, 2011

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	25	26,409,198,885	11	1,572,298,141	7,291	6,230,460,155
Nick P. Calamos	25	26,409,198,885	11	1,572,298,141	7,291	6,230,460,155
John P. Calamos, Jr.	25	26,409,198,885	11	1,572,298,141	7,291	6,230,460,155
Jeff Scudieri	25	26,409,198,885	11	1,572,298,141	7,291	6,230,460,155
Jon Vacko	25	26,409,198,885	11	1,572,298,141	7,291	6,230,460,155
John Hillenbrand	25	26,409,198,885	11	1,572,298,141	7,291	6,230,460,155
Steve Klouda	25	26,409,198,885	11	1,572,298,141	7,291	6,230,460,155
Christopher Hartman	25	26,409,198,885	11	1,572,298,141	7,291	6,230,460,155
Joe Wysocki	25	26,409,198,885	11	1,572,298,141	7,291	6,230,460,155

Number of Accounts and Assets for which Advisory Fee is Performance Based as of: October 31, 2011

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	3	697,181,821	0	—	0	—
Nick P. Calamos	3	697,181,821	0	—	0	—
John P. Calamos, Jr.	3	697,181,821	0	—	0	—
Jeff Scudieri	3	697,181,821	0	—	0	—
Jon Vacko	3	697,181,821	0	—	0	—
John Hillenbrand	3	697,181,821	0	—	0	—
Steve Klouda	3	697,181,821	0	—	0	—
Christopher Hartman	3	697,181,821	0	—	0	—
Joe Wysocki	3	697,181,821	0	—	0	—

The registrant’s portfolio managers are responsible for managing the registrant and other accounts, including separate accounts and unregistered funds.

Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the portfolio managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

(a)(3) Calamos Advisors has developed and implemented a number of incentives that reward the professional staff to ensure that key employees are retained. Calamos Advisors’ senior management has established salary, short and long term incentive programs and benefit programs that we believe are competitive. Calamos Advisors’ incentive programs are based on investment performance, professional performance and an individual’s overall contribution. These goals and measures are established and reviewed on an annual basis during performance reviews. As of October 31, 2011, each portfolio manager receives compensation in the form of an annual base salary and a discretionary target bonus, each payable in cash. Their discretionary target bonus is set at a percentage of the respective base salary. The amounts paid to the portfolio managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by a third party analytical agency. The compensation structure does not differentiate between the Funds and other accounts managed by the portfolio managers, and is determined on an overall basis, taking into consideration the performance of the various strategies managed by the portfolio managers. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the discretionary target bonus, as well as overall performance of Calamos Advisors. Portfolio managers are eligible to receive annual non-equity awards under a long term incentive compensation program, set at a percentage of the respective base salary.

(a)(4) As of October 31, 2011, the end of the registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

Portfolio Manager	Registrant

John P. Calamos Sr.	$100,001-$500,000
Nick P. Calamos	None
John P. Calamos, Jr.	None
Dino Dussias	None
Christopher Hartman	None
John Hillenbrand	None
Steve Klouda	None
Bryan Lloyd	None
Jeff Scudieri	None
Jon Vacko	None
Joe Wysocki	None

(b)	Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(a)(2)(iii) Proxy Voting Policies and Procedures

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Dynamic Income Fund

By: /s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: December 29, 2011

By: /s/ Nimish S. Bhatt
Name: Nimish S. Bhatt
Title: Principal Financial Officer
Date: December 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: December 29, 2011

By: /s/ Nimish S. Bhatt
Name: Nimish S. Bhatt
Title: Principal Financial Officer
Date: December 29, 2011